UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 26, 2005
Date of Report (Date of earliest event reported)

DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-5740	95-2039518
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

3050 East Hillcrest Drive
Westlake Village, California	91362
(Address of principal executive offices)	(Zip Code)

(805) 446-4800
(Registrant's telephone number, including area code)

Item 2.02  Results of Operations and Financial Condition

On October 26, 2005, Diodes Incorporated issued a press release announcing third quarter 2005 earnings. A copy of the press release is attached as Exhibit 99.1.

On October 26, 2005, Diodes Incorporated hosted a conference call to discuss its third quarter 2005 results. A copy of the transcript is attached as Exhibit 99.2.

During the conference call on October 26, 2005, Dr. Keh-Shew Lu, President and CEO of Diodes Incorporated, as well as Carl C. Wertz, Chief Financial Officer, and Mark King, Sr. Vice President of Sales and Marketing made additional comments during a question and answer session. A copy of the transcript is attached as Exhibit 99.3.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1984, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 - Press Release dated October 26, 2005
Exhibit 99.2 - Conference call transcript dated October 26, 2005
Exhibit 99.3 - Question and answer transcript dated October 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2005	DIODES INCORPORATED

	By:	/s/ Carl C. Wertz
CARL C. WERTZ
Chief Financial Officer

EXHIBIT INDEX

Exhibit    Description
Number

99.1	Press Release dated October 26, 2005
99.2	Conference call transcript dated October 26, 2005
99.3	Question and answer transcript dated October 26, 2005